UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2016, Bryn Mawr Funding LLC (“Bryn Mawr”), a newly-formed, wholly-owned, subsidiary of FS Energy and Power Fund (the “Company”), entered into a revolving credit facility (the “Credit Facility”) with Barclays Bank PLC, as administrative agent (“Barclays”) and the lenders from time to time party thereto (“Lenders”). The Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an aggregate amount of up to $100,000,000, including a subfacility for the issuance of letters of credit for Bryn Mawr’s account in an aggregate face amount of up to $10,000,000. Bryn Mawr’s obligations to Barclays under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Bryn Mawr, including its portfolio of assets and the assets of its subsidiaries, subject to customary exceptions. In addition, the Company has agreed to guaranty the obligations of Barclays and grant a first priority lien in favor of Barclays, for the benefit of the Lenders, on the membership interests in Bryn Mawr.

The Credit Facility provides for a four year revolving period followed by a one year term-out period, after which time all outstanding advances and other amounts will become due and payable. Interest under the Credit Facility for (i) loans for which the Company elects the Eurocurrency option is payable at a rate equal to LIBOR plus 3.25% per annum; and (ii) loans for which the Company elects the base rate option is payable at a rate equal to 2.25% per annum plus the greatest of (a) the “U.S. Prime Rate” as published in The Wall Street Journal, (b) the federal funds effective rate for such day plus 0.5%, (c) the three-month London Interbank Offered Rate (“LIBOR”) plus 1% per annum and (d) zero. Bryn Mawr will pay a commitment fee of 0.375% per annum on the unused portion of the commitments under the Credit Facility during the revolving period and letter of credit participation fees and a fronting fee on the average daily amount of any letters of credit issued under the Credit Facility. Interest and fees are payable in arrears at the end of each interest period or three-month measurement period, as applicable, and, in each case, beginning on October 31, 2016.

In connection with the Credit Facility, Bryn Mawr has made certain representations and warranties and must comply with various covenants and reporting requirements, in each case, customary for financings of this type, including the following financial covenants: (a) the Company’s minimum consolidated shareholders’ equity, as determined in accordance with GAAP and measured as of each quarter-end, must be at least $1.5 billion; (b) the Company must maintain at all times a 200% asset coverage ratio; and (c) Bryn Mawr must maintain, as of each quarter-end, an adjusted asset coverage ratio of 350%.

The Credit Facility contains events of default customary for financings of this type as described in the loan documentation. Upon the occurrence of certain events of default, Barclays, at the instruction of the Lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. Upon the occurrence of other events of default, the commitments will automatically terminate and the outstanding advances and other obligations under the Credit Facility will become immediately due and payable. During the continuation of certain events of default and subject, in certain cases, to the instructions of the Lenders, the Company must pay interest at a default rate.

Borrowings of Bryn Mawr will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

The foregoing descriptions of the Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.7 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Senior Secured Revolving Credit Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, Barclays Bank PLC, as administrative agent, and the lenders from time to time party thereto.
10.2	Contribution Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Bryn Mawr Funding LLC.
10.3	Investment Management Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Bryn Mawr Funding LLC.
10.4	Control Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, Barclays Bank PLC, as collateral agent, and State Street Bank and Trust Company, as custodian.
10.5	Guaranty, dated as of May 18, 2016, by and between FS Energy and Power Fund and Barclays Bank PLC, as collateral agent.
10.6	Pledge Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Barclays Bank PLC, as collateral agent.
10.7	Guarantee, Pledge and Security Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, any subsidiary guarantors from time to time party thereto, Barclays Bank PLC, as revolving administrative agent, and Barclays Bank PLC, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: May 24, 2016	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Senior Secured Revolving Credit Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, Barclays Bank PLC, as administrative agent, and the lenders from time to time party thereto.
10.2	Contribution Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Bryn Mawr Funding LLC.
10.3	Investment Management Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Bryn Mawr Funding LLC.
10.4	Control Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, Barclays Bank PLC, as collateral agent, and State Street Bank and Trust Company, as custodian.
10.5	Guaranty, dated as of May 18, 2016, by and between FS Energy and Power Fund and Barclays Bank PLC, as collateral agent.
10.6	Pledge Agreement, dated as of May 18, 2016, by and between FS Energy and Power Fund and Barclays Bank PLC, as collateral agent.
10.7	Guarantee, Pledge and Security Agreement, dated as of May 18, 2016, by and among Bryn Mawr Funding LLC, any subsidiary guarantors from time to time party thereto, Barclays Bank PLC, as revolving administrative agent, and Barclays Bank PLC, as collateral agent.